Ariel Fund
Ariel Appreciation Fund
Ariel Focus Fund

THE PATIENT INVESTOR

Quarterly Report
June 30, 2009

ARIEL
INVESTMENTS

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor and this Quarterly Report, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies.

Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Ariel Fund and Ariel Appreciation Fund invest primarily in small and mid-sized companies. Investing in small and midcap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Additionally, Ariel Focus Fund invests in large-capitalization stock and is a non-diversified fund, which means its investments are concentrated in fewer names than diversified funds, such as Ariel Fund and Ariel Appreciation Fund. Ariel Focus Fund generally holds 20 stocks and therefore may be more volatile than a more diversified investment.

Performance data quoted is past performance and does not guarantee future results. The performance stated in this document assumes the reinvestment of dividends and capital gains. We caution shareholders that we can never predict or assure future returns on investments. The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted in this report. For the period ended June 30, 2009, the average annual total returns for the one-, five- and ten-year periods for Ariel Fund and Ariel Appreciation Fund were -27.47%, -6.92% and +2.60%; and -22.99%, -3.60% and +2.28%, respectively. For the period ended June 30, 2009, the average annual total returns of Ariel Focus Fund for the one-year and since inception (June 30, 2005) periods were -26.10% and -6.12%. To access our performance data current to the most recent month-end, visit our website, arielinvestments.com.

As of September 30, 2008, Ariel Fund and Ariel Appreciation Fund had annual expense ratios of 1.07% and 1.19%, respectively. For the nine months ended June 30, 2009, Ariel Fund and Ariel Appreciation Fund had annualized expense ratios of 1.15% and 1.26%, respectively. As of September 30, 2008, Ariel Focus Fund had an annual net expense ratio of 1.25% and a gross expense ratio of 1.61%. The Fund’s adviser, Ariel Investments, LLC, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2010. After that date, there is no assurance such expenses will be limited.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current prospectus which contains this and other information about the funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the prospectus carefully before investing. Distributed by Ariel Distributors, LLC.

ARIEL INVESTMENT TRUST

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com

A FOCUSED APPROACH

We are pleased to introduce a second shareholder letter dedicated to Ariel Focus Fund.

Written by co-portfolio managers Charles Bobrinskoy and Timothy Fidler, this new letter (page 15) offers stock specific analysis for Ariel Focus Fund, as well as their insights on the market. Our original shareholder letter, The Patient Investor, written by chairman and CEO John W. Rogers, Jr. and president Mellody Hobson now focuses exclusively on Ariel Fund and Ariel Appreciation Fund (page 2). Both letters will continue our tradition of offering in-depth commentary on performance and unique market analysis from our team of experts.

Turtle Talk with our Investment Specialists

I really enjoy reading Ariel’s quarterly reports. I find the portfolio commentary and performance summary especially helpful. Where else can I learn more about my investments with Ariel?

—Nick, Chicago, IL

Erin: We are delighted to hear our quarterly reports provide you with useful information about your investments. For regular updates on the Funds, our award-winning website, arielinvestments.com, is a great resource. In addition to providing online access to your mutual fund account, our website also offers:

•                 Monthly and Historical Performance: Not only can you access quarterly performance information, but our website also provides data current to the most recent month-end, as well as historical performance for each Fund dating back to inception. Simply click on the Fund tabs on our homepage to view this information.

•                 Monthly Portfolio Snapshots: Our snapshots provide in-depth commentary from our investment management team, noting which sectors and holdings contributed to Fund performance for the most recent month-end. You can access these snapshots on our homepage under Commentary.

•                 Fund Fact Sheets: Offering a quick summary of each Fund’s performance over the most recent quarter, our fact sheets include top ten holdings, commentary, portfolio composition and more. Available in PDF format, click on the Forms & Documents tab on our homepage to download our fact sheets.

We invite you to explore arielinvestments.com to learn more about market conditions, our Funds and company news. As always, feel free to contact our team of Investment Specialists at 800.292.7435 or via email at email@arielinvestments.com.

Dear Fellow Shareholder:

“When you get into a tight place and everything goes against you, ‘til it seems as though you could not hang on a minute longer, never give up then, for that is just the place and time when the tide will turn.”

-Harriet Beecher Stowe

On the heels of the toughest year in our firm’s history, the second quarter of 2009 has the distinction of being the single best quarter Ariel Fund and Ariel Appreciation Fund have ever had. More specifically, while the broad market as measured by the Standard & Poor’s 500 Index rebounded +15.93% and “the average stock portfolio tracked by Morningstar rose +18.9% in the quarter,”1 Ariel Fund surged +34.75%—a stunning return on both an absolute and relative basis. By comparison, the Russell 2500 Value Index and Russell 2500 Index jumped +18.76% and +20.27%, respectively. Meanwhile, Ariel Appreciation Fund climbed +29.74% while the Russell Midcap Value Index (+20.94%) and the Russell Midcap Index (+20.80%) posted nearly identical returns.

The Funds’ recent gains have helped fuel a positive performance story thus far in 2009. Year-to-date through June 30, Ariel Fund has gained +13.05% during a time when the Russell 2500 Value Index is still showing a -0.62% six-month loss. Its sister index has done better—with the Russell 2500 up +6.52% for the first half of this year. Ariel Appreciation Fund has risen +14.37% for the first six months of 2009 versus +3.19% for the Russell Midcap Value Index and +9.96% for the Russell Midcap Index. Meanwhile, the S&P 500 has returned +3.16% year-to-date.

While we are encouraged by our portfolios’ recent gains, in keeping with our slow and steady mantra and our turtle logo, we never want to overemphasize short-term results. Analyzing any one quarter or any one year paints an incomplete picture since short-term results are never as telling as those built over the long-term. Accordingly, we are pleased Ariel Fund ranks 47th out of 263 general equity funds tracked by mutual fund tracker, Lipper, Inc. from its inception through June 30, 20092. That ranking places the Fund in the top 18th percentile of all stock mutual funds in existence over the last 23 years. Our performance history includes good quarters and difficult ones—great years as well as really tough ones. But in the end, the totality of the track record demonstrates the merits of patient investing.

The Elephant in the Room

Lately, there has been a great deal of speculation that the driver of recent market gains has been a junk stock rally. According to the May 11, 2009 issue of Barron’s, “The smallest, weakest stocks have done the market’s heaviest lifting...” By implication there has been some conjecture that since our portfolios performed so well, our high-quality portfolios must have somehow morphed into a collection of low-quality issues experiencing a dead cat bounce. Not only does our conservative investment philosophy run counter to this kind of positioning, a close look at real data paints a much different picture.

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Ariel Fund vs. Russell 2500 Value Index
Portfolio Quality Weightings and Returns
March 31, 2009 through June 30, 2009

Quality Rankings	Portfolio Weight	R2500V Weight	Portfolio Total Return		R2500V Return
A+	3.19	2.71	31.70		3.16
A	9.93	8.66	28.87		8.11
A-	17.19	10.76	37.23		12.78
B+	21.15	19.43	22.33		15.07
B	14.11	22.16	30.99		20.63
B-	9.55	14.67	57.51		28.24
C	3.40	3.22	22.57		38.36
D	0.00	0.08	0.00		91.12
Cash	1.59	0.00	0.04		0.00
Unassigned[3]	19.89	18.30	43.01		21.72
TOTAL	100.00	100.00	34.95	[4]	18.76

The chart above shows the holdings of Ariel Fund as well as the Russell 2500 Value Index grouped by their S&P quality rankings. Quality rank uses Compustat’s earnings and dividend rankings for common stocks, which measure each stock’s quality. The letter rankings range from A+ which is the highest quality to D, which means the lowest quality companies including those in reorganization. The portfolio return for each quality ranking category reflects the returns of the stocks in the category before the deduction of transaction costs or expense ratios. Ariel Fund has 51% of its portfolio in high-quality stocks rated B+ or better versus 42% for the Russell 2500 Value Index. Meanwhile, 40% of the Russell 2500 Value Index falls in stocks rated B or lower versus just 27% of Ariel Fund. It is worth noting: we do not have any D rated stocks. And despite their explosive returns, the index holds a miniscule weighting in D rated names—one that had little impact on its quarter-end return.

A quick glance at the benchmark returns shows progressively lower quality names outperforming over the last three months. More specifically, D stocks topped C stocks which bested B- stocks and so on. And yet, when our returns are compared to the benchmark, the numbers show Ariel Fund holdings outperformed the Russell 2500 Value Index across every quality category with the exception of the relatively small portion of the portfolio (3.40%) in C rated issues. That is, our A+ stocks beat the bogey’s A+ names. The same was true for our A stocks versus the benchmark and that outperformance consistently occurred right down the quality line. Additionally, in our portfolio, a straightforward quality-based hierarchy did not exist as evidenced by the fact that Ariel Fund’s A+ rated stocks outperformed our A and B+ rated issues.

Ariel Appreciation Fund vs. Russell Midcap Value Index
Portfolio Quality Weightings and Returns
March 31, 2009 through June 30, 2009

Quality Rankings	Portfolio Weight	Russell Midcap Value Weight	Portfolio Total Return		Russell Midcap Value Return
A+	7.92	2.60	26.99		7.39
A	16.39	8.43	37.91		14.90
A-	8.48	13.02	14.43		16.95
B+	20.36	24.92	24.12		14.89
B	11.63	23.91	20.62		20.46
B-	9.89	9.87	42.52		33.91
C	3.62	3.26	22.57		44.47
D	0.00	0.02	0.00		42.33
Cash	1.26	0.00	0.04		0.00
Unassigned[3]	20.47	13.97	40.12		31.08
TOTAL	100.00	100.00	30.16	[4]	20.94

A nearly identical story can be found when Ariel Appreciation Fund holdings are compared to those in the Russell Midcap Value Index on the basis of quality. Fully 53% of the Appreciation Fund’s holdings are in issues rated B+ or better versus about 49% for its benchmark. Conversely, 25% of the Fund’s names are rated B or lower compared to 37% of the Russell Midcap Value Index. Like Ariel Fund, Ariel Appreciation Fund does not hold any D rated securities and its index also only has a trace amount of the lowest quality names. As such, the stocks at the very bottom of the food chain did not provide any significant performance boost to the Russell Midcap Value Index.

“Well, the world didn’t end.” -Barron’s, July 13, 2009

So how did we outperform the benchmarks if quality was not compromised? As we wrote in our first quarter 2009 client letter, “...confronted with

Quarterly Report June 30, 2009	Slow and Steady Wins the Race

valuations we have never seen before—stocks selling at fire-sale prices—we have had the courage to buy more of our cheapest names even as they have gotten cheaper.”5 Ultimately, the cheapest names became our largest holdings as we built substantial positions in our highest conviction names. And here we must underscore bargain shopping did not mean we were forced to bottom fish on the quality spectrum. The reverse was actually true. So many quality companies were so hard hit in the market downturn we had our proverbial “pick of the litter.” As The New York Times rightly noted, “A benefit of an abysmal investment year like 2008 is that it’s the equivalent of a liquidation sale. Fund managers can pick up [their] favorite stocks at low prices. And when the market recovers, as it did in the second quarter this year, they can score big gains.”6 Many argue this approach was inherently risky because we were loading up on names some believed to be left for dead. We disagree. We did our homework by re-analyzing each stock as if we had never owned it. In so doing, we re-calculated or reaffirmed a private market value for every holding. As investing great Warren Buffett, rightly notes, “...it’s not risky to buy securities at a fraction of what they’re worth.” This work led us to conclude, “...when the market recognizes our survivors will do just that, we believe [our] stocks will shoot the lights out.”7 And so they did and with our portfolios still selling at more than a 35% discount to our view of their intrinsic worth, we believe many of these issues have quite a ways to go.

“So many quality companies
were so hard hit in the
market downturn we had our
proverbial ‘pick of the litter.’ ”

Portfolio comings and goings

We did not purchase any new holdings in Ariel Fund, nor did we eliminate any positions. During the quarter, we did not exit any positions in Ariel Appreciation Fund, but we purchased J.M. Smucker Co. (NYSE: SJM) after the stock rose into the Fund’s market capitalization range. We also added Zimmer Holdings Inc. (NYSE: ZMH), a leading designer and manufacturer in the orthopedic marketplace. The company is just in the beginning stage of emerging from under the cloud of 2008 where it was faced with issues from recalls, to temporary product pulls from the marketplace, to surgeon frustrations and compliance/regulatory issues. We believe the management team that inherited these events is invigorated and has taken corrective actions that should benefit the stock price.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

1	The New York Times, July 12, 2009, page 13, A Strong Quarter, but an Iffy Outlook.

2

Lipper, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds based on total returns. The rankings quoted reflect the since inception rankings of Ariel Fund within the General Equity Universe.

3

The data required for Standard & Poor’s to issue a ranking is as follows: 10 years of earnings for U.S. companies and seven years of earnings for international companies, 10 years of dividends for U.S. companies and seven years for international companies, and two years of sales. Companies that do not meet those criteria are not assigned a quality ranking.

4

Total portfolio return shown does not represent the performance of the Ariel Fund and Ariel Appreciation Fund for the period ended June 30, 2009. The portfolio total return is calculated using holdings-based returns and does not take the Ariel and Ariel Appreciation Funds’ expense ratios into consideration. Ariel Fund and Ariel Appreciation Fund had an annual expense ratio of 1.07% and 1.19, respectively as of September 30, 2008 and an annualized expense ratio of 1.15% and 1.26%, respectively for the nine months ended June 30, 2009. For the period ended June 30, 2009, the average annual total returns for the one, five, ten-year periods for Ariel Fund and Ariel Appreciation Fund: -27.47%, -6.92% and +2.60%; and -22.99%, -3.60% and +2.28%, respectively.

5	March 31, 2009 shareholder letter.

6	The New York Times, July 12, 2009, page 16, Bargain Hunting Has Its Benefits.

7	December 31, 2008 shareholder letter.

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Ariel Fund Performance Summary	Inception: November 6, 1986

COMPOSITION OF EQUITY HOLDINGS

	Ariel Fund†	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index
Consumer discretionary & services	32.6%	12.7%	15.0%	11.1%
Financial services	28.4%	30.2%	20.9%	14.0%
Health care	12.7%	5.7%	12.7%	13.9%
Consumer staples	10.5%	3.0%	3.6%	10.2%
Producer durables	7.2%	11.9%	13.4%	10.1%
Materials & processing	5.3%	9.9%	7.7%	3.5%
Technology	3.3%	8.5%	14.1%	17.3%
Energy	0.0%	5.5%	4.8%	12.5%
Utilities	0.0%	12.8%	7.8%	7.4%

†        Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	99.1%
Cash, Other Assets & Liabilities	0.9%

Expense Ratio

As of 9/30/2008	1.07%

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2009

	2nd Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Fund	34.75%	13.05%	-27.47%	-14.46%	-6.92%	2.60%	9.26%
Russell 2500 Value Index	18.76%	-0.62%	-26.24%	-11.23%	-1.56%	4.97%	9.82%
Russell 2500 Index	20.27%	6.52%	-26.72%	-9.31%	-0.93%	3.67%	9.02%
S&P 500 Index	15.93%	3.16%	-26.21%	-8.22%	-2.24%	-2.22%	8.44%

Past performance does not guarantee future results.

THE VALUE OF A $10,000 INVESTMENT IN ARIEL FUND

	TOP TEN EQUTIY HOLDINGS

1	Janus Capital Group Inc.	4.9%
	Diversified asset management company

2	Hospira, Inc.	4.6%
	Diversified health care manufacturer

3	Hewitt Associates, Inc.	4.5%
	Human resources outsourcing and consulting firm

4	Jones Lang LaSalle Inc.	4.4%
	Real estate services and money management firm

5	CB Richard Ellis Group, Inc.	4.4%
	Global commercial real estate services company

6	IMS Health Inc.	4.3%
	Provider of health care data

7	J.M. Smucker Co.	4.1%
	Manufacturer of fruit spreads, peanut butter and other food products

8	Bio-Rad Laboratories, Inc.	3.7%
	Manufacturer of clinical diagnostics, instruments and systems

9	International Game Technology	3.7%
	Global computerized gaming equipment company

10	CBS Corp.	3.6%
	Mass media company

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500® Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 2500® Index measures the performance of small and mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Quarterly Report June 30, 2009	Slow and Steady Wins the Race

Ariel Fund Schedule of Investments

Number of Shares	COMMON STOCKS—99.12%	Cost	Market Value

	Consumer Discretionary & Services—32.34%
844,900	Black & Decker Corp.	$36,035,176	$24,214,834
6,434,300	CBS Corp., Class B	32,712,134	44,525,356
9,859,539	Gannett Co., Inc.	96,888,217	35,198,554
2,840,225	International Game Technology	27,340,250	45,159,578
7,861,472	Interpublic Group of Cos., Inc. (a)	57,068,559	39,700,434
1,160,071	Meredith Corporation	24,852,975	29,639,814
355,348	Mohawk Industries, Inc. (a)	21,502,630	12,678,817
2,960,357	Newell Rubbermaid Inc.	63,202,485	30,817,316
1,602,875	Nordstrom, Inc.	23,481,780	31,881,184
3,185,356	Royal Caribbean Cruises Ltd.	52,409,418	43,129,720
1,569,967	Sotheby’s	34,579,339	22,152,234
1,426,906	Tiffany & Co.	51,274,617	36,186,336
		521,347,580	395,284,177
	Consumer Staples—10.36%
3,259,938	Constellation Brands, Inc., Class A (a)	53,025,808	41,336,014
667,954	Energizer Holdings, Inc. (a)	17,096,711	34,893,917
1,036,338	J.M. Smucker Co.	35,669,473	50,428,207
		105,791,992	126,658,138
	Financial Services—28.16%
5,726,957	CB Richard Ellis Group, Inc. (a)	38,829,431	53,604,318
1,027,226	City National Corp.	62,299,174	37,832,734
1,483,355	Equifax Inc.	54,888,635	38,715,565
994,165	HCC Insurance Holdings, Inc.	14,471,388	23,869,902
5,304,103	Janus Capital Group Inc.	48,114,618	60,466,774
1,657,473	Jones Lang LaSalle Inc.	29,674,278	54,249,091
124,816	Markel Corp. (a)	28,992,322	35,160,667
1,811,732	PrivateBancorp, Inc.	28,539,844	40,292,920
		305,809,690	344,191,971
	Health Care—12.54%
601,634	Bio—Rad Laboratories, Inc., Class A (a)	34,299,380	45,411,334
1,448,401	Hospira, Inc. (a)	50,894,863	55,792,407
4,101,820	IMS Health Inc.	81,746,188	52,093,114
		166,940,431	153,296,855
	Materials & Processing—5.27%
1,766,503	Brady Corp., Class A	26,564,903	44,374,555
3,243,058	Interface, Inc., Class A (b)	34,840,416	20,106,960
		61,405,319	64,481,515

arielinvestments.com	800.292.7435

June 30, 2009 (unaudited)

Number of Shares	COMMON STOCKS—99.12% (cont’d)	Cost	Market Value

	Producer Durables—7.14%
1,845,913	Hewitt Associates, Inc., Class A (a)	$46,683,861	$54,971,289
1,315,811	IDEX Corp.	15,542,024	32,329,476
		62,225,885	87,300,765
	Technology—3.31%
1,075,150	Anixter International Inc. (a)	24,014,628	40,414,888

	Total Common Stocks	1,247,535,525	1,211,628,309

Principal Amount	REPURCHASE AGREEMENT—0.63%	Cost	Market Value

$7,766,691	Fixed Income Clearing Corporation, 0.00%, dated 6/30/2009, due 7/1/2009, repurchase price $7,766,691, (collateralized by Federal Home Loan Bank, 5.50%, due 7/15/2036)	$7,766,691	$7,766,691
	Total Investments—99.75%	$1,255,302,216	1,219,395,000
	Other Assets less Liabilities—0.25%		3,021,254
	NET ASSETS—100.00%		$1,222,416,254

(a)              Non-income producing.

(b)             Affiliated company (See Note Three).

A category may contain multiple industries as defined by the Standard Industrial Classification system.

See Notes to Schedules of Investments.

Quarterly Report June 30, 2009	Slow and Steady Wins the Race

Ariel Fund Statistical Summary (ARGFX)	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
Company	Ticker Symbol	Price 6/30/09	Low	High	2007 Actual Calendar	2008 Actual Calendar	2009 Estimated Calendar	2007 Actual P/E	2008 Actual P/E	2009 Estimated P/E	Market Cap. ($MM)

Interface, Inc.	IFSIA	6.20	1.45	13.85	0.96	0.82	0.27	6.5	7.6	23.0	393
PrivateBancorp, Inc.	PVTB	22.24	9.08	49.50	0.53	(3.13)	0.23	42.0	NM	96.7	750
Gannett Co., Inc.	GCI	3.57	1.85	22.07	4.56	3.16	1.24	0.8	1.1	2.9	830
Sotheby’s	BID	14.11	6.05	28.98	3.09	0.51	(0.08)	4.6	27.7	NM	946
Jones Lang LaSalle Inc.	JLL	32.73	15.98	63.33	7.64	2.44	0.86	4.3	13.4	38.1	1,137
Meredith Corporation	MDP	25.55	10.60	31.31	3.34	2.72	2.15	7.6	9.4	11.9	1,150
Brady Corp.	BRC	25.12	14.39	40.00	2.47	2.22	1.98	10.2	11.3	12.7	1,319
Anixter International Inc.	AXE	37.59	20.97	75.07	6.00	5.07	3.75	6.3	7.4	10.0	1,334
Black & Decker Corp.	BDK	28.66	20.10	69.50	6.03	5.47	1.70	4.8	5.2	16.9	1,723
City National Corp.	CYN	36.83	22.59	71.50	4.52	2.11	0.75	8.1	17.5	49.1	1,788
Janus Capital Group Inc.	JNS	11.40	3.73	36.88	1.08	0.86	0.44	10.6	13.3	25.9	1,839
IDEX Corp.	IEX	24.57	16.67	40.35	1.98	1.67	1.43	12.4	14.7	17.2	1,981
Bio-Rad Laboratories, Inc.	BIO	75.48	51.33	109.50	4.29	5.40	5.25	17.6	14.0	14.4	2,065
IMS Health Inc.	RX	12.70	9.63	23.74	1.60	1.77	1.74	7.9	7.2	7.3	2,308
Interpublic Group of Cos., Inc.	IPG	5.05	2.57	9.69	0.26	0.52	0.37	19.4	9.7	13.6	2,416
Mohawk Industries, Inc.	MHK	35.68	16.97	75.26	7.40	4.42	1.92	4.8	8.1	18.6	2,442
CB Richard Ellis Group, Inc.	CBG	9.36	2.34	21.00	1.66	0.97	0.35	5.6	9.6	26.7	2,479
HCC Insurance Holdings, Inc.	HCC	24.01	14.48	30.00	3.38	2.81	2.65	7.1	8.5	9.1	2,691
Markel Corp.	MKL	281.70	208.77	480.00	36.76	22.10	22.61	7.7	12.7	12.5	2,765
Hewitt Associates, Inc.	HEW	29.78	22.78	42.22	(1.43)	2.03	2.49	NM	14.7	12.0	2,792
Constellation Brands, Inc.	STZ	12.68	10.66	23.48	1.50	1.68	1.69	8.5	7.5	7.5	2,800
Newell Rubbermaid Inc.	NWL	10.41	4.51	21.38	1.82	1.24	1.12	5.7	8.4	9.3	2,890
Royal Caribbean Cruises Ltd.	RCL	13.54	5.40	30.35	2.82	2.68	0.93	4.8	5.1	14.6	2,894
Energizer Holdings, Inc.	ENR	52.24	30.36	90.00	5.74	5.98	5.56	9.1	8.7	9.4	3,049
Tiffany & Co.	TIF	25.36	16.70	45.80	2.42	1.74	1.58	10.5	14.6	16.1	3,146
Equifax Inc.	EFX	26.10	19.38	37.29	2.02	2.09	2.33	12.9	12.5	11.2	3,294
Nordstrom, Inc.	JWN	19.89	6.61	37.00	2.88	1.83	1.37	6.9	10.9	14.5	4,300
CBS Corp.	CBS	6.92	3.06	19.78	1.98	1.91	0.67	3.5	3.6	10.3	4,651
International Game Technology	IGT	15.90	6.81	25.90	1.43	1.09	0.82	11.1	14.6	19.4	4,711
J.M. Smucker Co.	SJM	48.66	34.09	56.69	3.11	3.48	4.05	15.6	14.0	12.0	5,762
Hospira, Inc.	HSP	38.52	21.21	41.22	2.22	2.58	2.74	17.4	14.9	14.1	6,167

Note: Holdings are as of June 30, 2009. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2009. P/E ratios are based on earnings stated and June 30, 2009 stock price. NM = Not Meaningful.

arielinvestments.com	800.292.7435

Company Spotlight

Gannett Co., Inc. (NYSE: GCI)

7950 Jones Branch Drive

McLean, VA 22107

703.854.6000

gannett.com

Gannett, held in both Ariel Fund and Ariel Appreciation Fund, is a diversified media company operating newspapers, broadcasting and digital businesses. With more than 84 daily publications in the U.S., the company’s newspaper portfolio includes USA Today, which has the largest circulation of any daily paper. In broadcasting, the company owns 23 network television stations reaching more than 20 million households, plus the Captivate news network appearing in lobbies and elevators. Through its controlling stake in CareerBuilder, the company has a leading share of online recruitment advertising in the United States and a growing presence internationally. In addition, the company owns part or all of several advertising-based Internet services, including Cars.com, Apartments.com, PointRoll, Metromix, ShopLocal and others.

Beyond Print

Investors too often focus on the universally understood difficulties facing print publishing. Gannett is not simply a newspaper publisher. In broadcasting, the company has industry-leading margins at its television stations. On the Internet, the company’s websites are seen by millions each month driven by the strength of the company’s local and national brands. Whether via Internet, television, or print, Gannett’s brands have been trusted by consumers for decades. This is evidenced by the fact that each month nearly 25 million unique visitors view USAToday.com.

This Too Shall Pass

During recessions, advertising spending declines as consumers spend less and companies cut costs. While the current recession is the longest and most severe since the Great Depression, we are confident in the coming recovery. U.S. ad spending declined 5% in 2008 and according to Magna Research Group, is projected to decline more than 14% in 2009. Historically, advertising growth has tracked GDP growth and we expect this relationship to hold in the future: as the economy grows, so will ad spending. Gannett’s broad audience reach will attract advertisers with its television stations around the country and millions of USA Today readers in print and on the Internet.

In the inevitable recovery, auto advertising, which has been a headwind for the past 18 months, will become a tailwind as manufacturers and dealers reorganize and auto sales accelerate. We expect online classified advertising to exceed past levels, benefiting CareerBuilder, Cars.com, Apartments.com and several other Gannett properties. At its peak, Gannett’s stake in CareerBuilder was valued at more than $1 billion, more than 80% of Gannett’s current market value. Throughout the recession, CareerBuilder has maintained its position as the leading online recruitment destination, and we are confident in its prospects for the future.

Built to Last

While competitors went on acquisition sprees earlier this decade, Gannett’s management was more disciplined and the company’s balance sheet remains strong. At the end of 2009, we project the company will have net debt of 3.7x EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization). Using its substantial free cash flow, we expect the company to pay down nearly $400 million of its $3.7 billion of debt this year. Moreover, with no debt maturing until 2011, credit markets will recover before the company needs to issue new debt.

At 3x forward earnings and 5.4x forward EBITDA, investors are ignoring the long-term value offered by Gannett’s strong brands and broad audience reach. Every recession is followed by a recovery. This time will be no different. We are confident Gannett will be a winner when this recovery emerges. As of June 30, 2009, shares traded at $3.57, a 35% discount to our private market value of $5.46.

Quarterly Report June 30, 2009	Slow and Steady Wins the Race

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

COMPOSITION OF EQUITY HOLDINGS

	Ariel Appreciation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Financial services	33.9%	27.0%	19.4%	14.0%
Consumer discretionary & services	24.8%	12.2%	15.7%	11.1%
Health care	16.5%	4.4%	9.0%	13.9%
Producer durables	9.9%	11.0%	13.1%	10.1%
Consumer staples	7.0%	6.7%	6.4%	10.2%
Technology	6.6%	6.3%	12.4%	17.3%
Energy	1.3%	8.8%	7.3%	12.5%
Materials & processing	0.0%	8.1%	7.1%	3.5%
Utilities	0.0%	15.6%	9.7%	7.4%

†  Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	99.2%
Cash, Other Assets & Liabilities	0.8%

Expense Ratio

As of 9/30/2008	1.19%

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2009

	2nd Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Appreciation Fund	29.74%	14.37%	-22.99%	-9.12%	-3.60%	2.28%	8.61%
Russell Midcap Value Index	20.94%	3.19%	-30.52%	-11.07%	-0.43%	4.00%	9.47%
Russell Midcap Index	20.80%	9.96%	-30.36%	-9.25%	-0.11%	3.15%	9.26%
S&P 500 Index	15.93%	3.16%	-26.21%	-8.22%	-2.24%	-2.22%	7.39%

Past performance does not guarantee future results.

THE VALUE OF A $10,000 INVESTMENT IN ARIEL APPRECIATION FUND

	TOP TEN EQUTIY HOLDINGS

1	Hewitt Associates, Inc.	4.4%
	Human resources outsourcing and consulting firm

2	CB Richard Ellis Group, Inc.	4.4%
	Global commercial real estate services company

3	Accenture Ltd	4.3%
	Global management consulting, technology services and outsourcing firm

4	IMS Health Inc.	4.2%
	Provider of health care data

5	Janus Capital Group Inc.	4.0%
	Diversified asset management company

6	Jones Lang LaSalle Inc.	3.9%
	Real estate services and money management firm

7	Carnival Corp.	3.6%
	Worldwide cruise company

8	International Game Technology	3.5%
	Global computerized gaming equipment company

9	Dell Inc.	3.5%
	Global computer and technology provider

10	CBS Corp.	3.4%
	Mass media company

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell Midcap® Index measures the performance of mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

arielinvestments.com	800.292.7435

Ariel Appreciation Fund Schedule of Investments	June 30, 2009 (unaudited)

Number of Shares	COMMON STOCKS—99.16%	Cost	Market Value

	Consumer Discretionary & Services—24.62%
1,340,650	Carnival Corp.	$41,111,130	$34,548,550
4,729,200	CBS Corp., Class B	47,913,689	32,726,064
7,299,600	Gannett Co., Inc.	36,634,154	26,059,572
2,087,200	International Game Technology	28,876,965	33,186,480
6,183,475	Interpublic Group of Cos., Inc. (a)	39,173,265	31,226,549
845,000	Nordstrom, Inc.	11,529,712	16,807,050
789,800	Omnicom Group Inc.	21,180,835	24,941,884
651,000	Sotheby’s	13,939,619	9,185,610
995,300	Tiffany & Co.	33,816,663	25,240,808
		274,176,032	233,922,567
	Consumer Staples—6.94%
170,172	Clorox Co.	4,924,384	9,500,703
2,367,900	Constellation Brands, Inc., Class A (a)	36,564,965	30,024,972
294,900	Energizer Holdings, Inc. (a)	13,529,283	15,405,576
225,575	J.M. Smucker Co.	9,708,792	10,976,479
		64,727,424	65,907,730
	Energy—1.30%
229,600	Hess Corp.	10,816,840	12,341,000

	Financial Services—33.58%
1,009,700	Aflac Inc.	18,517,542	31,391,573
4,460,750	CB Richard Ellis Group, Inc. (a)	23,757,378	41,752,620
778,700	City National Corp.	49,062,228	28,679,521
217,622	Dun & Bradstreet Corp.	3,795,464	17,673,083
986,400	Equifax Inc.	19,866,827	25,745,040
451,700	Franklin Resources, Inc.	15,476,768	32,526,917
3,330,600	Janus Capital Group Inc.	24,363,312	37,968,840
1,139,400	Jones Lang LaSalle Inc.	82,937,832	37,292,562
66,200	Markel Corp. (a)	22,245,457	18,648,540
491,900	Northern Trust Corp.	14,529,278	26,405,192
500,900	T. Rowe Price Group, Inc.	8,294,638	20,872,503
		282,846,724	318,956,391
	Health Care—16.31%
496,950	Baxter International Inc.	11,474,843	26,318,472
218,725	Bio-Rad Laboratories, Inc., Class A (a)	14,237,161	16,509,363
3,137,585	IMS Health Inc.	45,155,317	39,847,329
341,900	Laboratory Corp. of America Holdings (a)	22,902,825	23,177,401
767,054	Thermo Fisher Scientific Inc. (a)	12,068,180	31,272,792
417,400	Zimmer Holdings, Inc. (a)	18,015,134	17,781,240
		123,853,460	154,906,597

Quarterly Report June 30, 2009	Slow and Steady Wins the Race

Ariel Appreciation Fund Schedule of Investments (continued)	June 30, 2009 (unaudited)

Number of Shares	COMMON STOCKS—99.16% (cont’d)	Cost	Market Value

	Producer Durables—9.82%
1,210,600	Accenture Ltd, Class A	$19,422,268	$40,506,676
1,416,400	Hewitt Associates, Inc., Class A (a)	38,732,818	42,180,392
285,050	Illinois Tool Works Inc.	14,678,601	10,643,767
		72,833,687	93,330,835
	Technology—6.59%
786,300	Anixter International Inc. (a)	48,471,627	29,557,017
2,404,600	Dell Inc. (a)	23,637,684	33,015,158
		72,109,311	62,572,175
	Total Common Stocks	901,363,478	941,937,295

Principal Amount	REPURCHASE AGREEMENT—0.74%	Cost	Market Value

$7,050,062	Fixed Income Clearing Corporation, 0.00%, dated 6/30/2009, due 7/1/2009, repurchase price $7,050,062, (collateralized by Federal Home Loan Bank, 5.50%, due 7/15/2036)	$7,050,062	$7,050,062
	Total Investments—99.90%	$908,413,540	948,987,357
	Other Assets less Liabilities—0.10%		977,965
	NET ASSETS—100.00%		$949,965,322

(a) Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.

See Notes to Schedules of Investments.

arielinvestments.com	800.292.7435

Ariel Appreciation Fund Statistical Summary (CAAPX)	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
Company	Ticker Symbol	Price 6/30/09	Low	High	2007 Actual Calendar	2008 Actual Calendar	2009 Estimated Calendar	2007 Actual P/E	2008 Actual P/E	2009 Estimated P/E	Market Cap. ($MM)

Gannett Co., Inc.	GCI	3.57	1.85	22.07	4.56	3.16	1.24	0.8	1.1	2.9	830
Sotheby’s	BID	14.11	6.05	28.98	3.09	0.51	(0.08)	4.6	27.7	NM	946
Jones Lang LaSalle Inc.	JLL	32.73	15.98	63.33	7.64	2.44	0.86	4.3	13.4	38.1	1,137
Anixter International Inc.	AXE	37.59	20.97	75.07	6.00	5.07	3.75	6.3	7.4	10.0	1,334
City National Corp.	CYN	36.83	22.59	71.50	4.52	2.11	0.75	8.1	17.5	49.1	1,788
Janus Capital Group Inc.	JNS	11.40	3.73	36.88	1.08	0.86	0.44	10.6	13.3	25.9	1,839
Bio-Rad Laboratories, Inc.	BIO	75.48	51.33	109.50	4.29	5.40	5.25	17.6	14.0	14.4	2,065
IMS Health Inc.	RX	12.70	9.63	23.74	1.60	1.77	1.74	7.9	7.2	7.3	2,308
Interpublic Group of Cos., Inc.	IPG	5.05	2.57	9.69	0.26	0.52	0.37	19.4	9.7	13.6	2,416
CB Richard Ellis Group, Inc.	CBG	9.36	2.34	21.00	1.66	0.97	0.35	5.6	9.6	26.7	2,479
Markel Corp.	MKL	281.70	208.77	480.00	36.76	22.10	22.61	7.7	12.7	12.5	2,765
Hewitt Associates, Inc.	HEW	29.78	22.78	42.22	(1.43)	2.03	2.49	NM	14.7	12.0	2,792
Constellation Brands, Inc.	STZ	12.68	10.66	23.48	1.50	1.68	1.69	8.5	7.5	7.5	2,800
Energizer Holdings, Inc.	ENR	52.24	30.36	90.00	5.74	5.98	5.56	9.1	8.7	9.4	3,049
Tiffany & Co.	TIF	25.36	16.70	45.80	2.42	1.74	1.58	10.5	14.6	16.1	3,146
Equifax Inc.	EFX	26.10	19.38	37.29	2.02	2.09	2.33	12.9	12.5	11.2	3,294
Nordstrom, Inc.	JWN	19.89	6.61	37.00	2.88	1.83	1.37	6.9	10.9	14.5	4,300
Dun & Bradstreet Corp.	DNB	81.21	64.00	98.90	4.90	5.58	5.82	16.6	14.6	14.0	4,312
CBS Corp.	CBS	6.92	3.06	19.78	1.98	1.91	0.67	3.5	3.6	10.3	4,651
International Game Technology	IGT	15.90	6.81	25.90	1.43	1.09	0.82	11.1	14.6	19.4	4,711
J.M. Smucker Co.	SJM	48.66	34.09	56.69	3.11	3.48	4.05	15.6	14.0	12.0	5,762
Laboratory Corp. of America Holdings	LH	67.79	52.93	78.29	4.50	4.99	5.25	15.1	13.6	12.9	7,342
Clorox Co.	CLX	55.83	45.67	65.00	3.32	3.37	4.07	16.8	16.6	13.7	7,764
Zimmer Holdings, Inc.	ZMH	42.60	30.67	74.55	4.24	4.24	4.10	10.0	10.0	10.4	9,163
Omnicom Group Inc.	OMC	31.58	20.09	45.06	2.95	3.17	2.63	10.7	10.0	12.0	9,708
T. Rowe Price Group, Inc.	TROW	41.67	20.09	70.20	2.40	1.82	1.49	17.4	22.9	28.0	10,644
Northern Trust Corp.	NTRS	53.68	33.88	88.92	3.24	3.47	3.80	16.6	15.5	14.1	12,007
Aflac Inc.	AFL	31.09	10.83	68.00	3.27	3.92	4.69	9.5	7.9	6.6	14,532
Franklin Resources, Inc.	BEN	72.01	37.11	109.00	6.93	5.72	3.10	10.4	12.6	23.2	16,707
Thermo Fisher Scientific Inc.	TMO	40.77	26.65	62.77	2.65	3.16	3.02	15.4	12.9	13.5	17,055
Hess Corp.	HES	53.75	35.50	130.26	5.97	7.28	0.58	9.0	7.4	92.7	17,578
Illinois Tool Works Inc.	ITW	37.34	25.60	51.00	3.43	3.08	1.90	10.9	12.1	19.7	18,645
Carnival Corp.	CCL	25.77	14.85	42.39	2.98	2.84	2.08	8.6	9.1	12.4	20,281
Accenture Ltd	ACN	33.46	25.05	43.04	1.97	2.65	2.61	17.0	12.6	12.8	20,537
Dell Inc.	DELL	13.73	7.84	26.04	1.31	1.35	1.01	10.5	10.2	13.6	26,787
Baxter International Inc.	BAX	52.96	45.46	71.53	2.86	3.45	3.81	18.5	15.4	13.9	32,184

Note: Holdings are as of June 30, 2009. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2009. P/E ratios are based on earnings stated and June 30, 2009 stock price. NM = Not Meaningful.

Quarterly Report June 30, 2009	Slow and Steady Wins the Race

Company Spotlight

Markel Corp. (NYSE: MKL)

4521 Highwoods Parkway

Glen Allen, VA 23060

800.446.6671

markelcorp.com

Markel Corp., held in both Ariel Fund and Ariel Appreciation Fund, is a Richmond-based specialty property and casualty insurer whose discipline in underwriting and investment has created shareholder wealth. The company’s primary focus of specializing in difficult-to-price insurance allows them to establish more profitable niches than standard insurance. For example, taxi cabs, museums and horse farms are not priced easily or quickly. Yet Markel has the experience, reputation and distribution to serve such customers and generate excellent shareholder returns.

Savvy Managers

Alan Kirshner, chairman and CEO, leads a management team whose disciplined approach to risk is apparent in its compensation arrangements with underwriters, selective areas of competence and attention to detail. While many insurers pay employees on volume, Markel rewards profitability rather than output. In addition, Steve Markel, vice chairman, and Tom Gayner, executive vice president and CIO, oversee a stock portfolio derived from shareholder funds while deploying high grade bonds to repay claims. This strategy was pioneered by Berkshire Hathaway’s Warren Buffett.

Consistent Discipline and Strength

The financial services market is currently undergoing change at a rate unseen since the FDR administration, yet Markel is delivering the same profitable underwriting results as it did when we first purchased the company on March 12, 2001 in Ariel Fund. Outsized risks taken by the largest insurance companies (primarily from untested product lines) and banks have lead to mergers, failures and government intervention. This environment, where competitors are capital-constrained, is the preferable market for Markel. The company has not resorted to any outstanding financing to maintain its business as prospects rapidly improve. As customers search for economic dependability rather than size, Markel’s reputation for stability will provide it with more opportunities at higher profit margins.

Opportunistic Investing

The equity and bond markets have been in a state of dislocation for nearly six months. Markel is very well-positioned for this moment and will create a large amount of value quickly. In equities there are still superior companies priced for a very long recession that Tom Gayner has had the opportunity to use his skill to purchase at a significant discount to their intrinsic value. The bond market has shown the same inefficiencies, allowing the company to invest the significant cash flow from premiums in undervalued bonds.

Insurance Cycle Will Turn

The largest headline issue facing Markel now is the caretaking of AIG’s subsidiaries followed by their proposed sales. AIG must maintain clients in order to sell itself which has put pressure on domestic insurance pricing. The loss of capital in the insurance marketplace should have prices rising as there are fewer dollars to go around—an ideal situation for Markel. The opposite is currently occurring as insurers are cutting prices to maintain clients and the cash payments from premiums. AIG is no exception. The turn in the insurance cycle will be a boon for well-capitalized Markel and will coincide with an improving equity market, an unusual yet fortunate coincidence.

Compelling Opportunity

The market has treated Markel badly. Although the industry is in disarray, it is a perfect environment for the company. The valuation of Markel, at about 1.2x book value, creates an excellent opportunity to own a company that does not just survive, but thrives in turbulent times. As of June 30, 2009, the company traded at $281.70, a 35% discount to our private market value estimate of $433.12.

arielinvestments.com	800.292.7435

Dear Fellow Shareholder: For the quarter ended June 30, 2009, Ariel Focus Fund posted another strong quarter, rising +22.87% versus +16.70% for its primary benchmark, the Russell 1000 Value Index. Meanwhile, the Russell 1000 Index performed similarly with a +16.50% three-month gain. Year-to-date, Ariel Focus is in positive territory with its +4.10% return versus -2.87% for the Russell 1000 Value Index. By comparison, the Russell 1000 Index has performed only slightly better with a +4.32% gain.

“...our views on patience
and independent thinking
will ultimately propel our
long-term results.”

We are often asked what sets us apart from other investors. To guide a fund effectively over time, portfolio managers must have a sense of their performance drivers—the strategies that aim to generate benchmark-beating results. At Ariel, we believe our views on patience and independent thinking will ultimately propel our long-term results. It is worth noting: these strategies stand in direct contrast to the broader investment community’s increasingly short-term focus and ever-growing tendency towards “groupthink.”

We seek to profit from the difference between the current stock price—often based on short-term factors—and the intrinsic value of a company, which is driven by long-term cash flows. Before buying any shares, we calculate a company’s private market value (PMV)—which is basically what a rational buyer would pay if the company were sold or broken up into pieces. Discounted cash flow (DCF) analysis serves as a key metric in this calculation. Through DCF analysis, we can determine what portion of the company’s value will be derived from next year’s earnings as well as earnings each year thereafter. Accenture, Ltd (NYSE: ACN) is a great case in point. As the leading technology consulting and outsourcing company, less than 10% of its value will come from cash flow generated over the next 12 months, whereas more than 90% will come from subsequent years. Yet, most Wall Street research reports are focused on the next 12 months. A typical report will include statements like: “Accenture’s consulting business from banks will be down this year.” “The strong U.S. dollar will make 2009 quarterly comparisons difficult.” “Companies are deferring discretionary consulting projects this year.” While all of these statements are true, they only address 10% of Accenture’s total value.

In the case of Accenture, the classic 80/20 rule does NOT apply. It is a more extreme 90/10 rule at

Quarterly Report June 30, 2009	Slow and Steady Wins the Race

work. That is, 90% of Accenture’s true value comes from time periods getting only 10% of Wall Street’s attention. At the end of the second quarter, our focus on the company’s long-term prospects and its intrinsic value allowed the Ariel Focus Fund to own Accenture at only 12x forward earnings versus an average forward P/E for Accenture of 17x since it became a public company. The stock sells at a 36% discount to our estimate of its PMV. The second major element of our philosophy is a willingness to diverge from the crowd. At times, this takes real courage, especially when the market reacts emotionally and falls prey to groupthink. For example, Hewlett-Packard Co. (NYSE: HPQ) and Amazon.com, Inc. (NASDAQ: AMZN) are two Wall Street darlings. Amazon trades at a stunning 43x forward earnings helped by lofty expectations for the Kindle book reader. Meanwhile, 81% (!) of the 27 analysts who cover Hewlett-Packard recommend the stock, versus zero Sells. Ariel Focus Fund does not own Amazon or HP. Instead, we own Dell, Inc. (NASDAQ: DELL) and eBay, Inc. (NASDAQ: EBAY). Both Dell and eBay represent much better values than their beloved competitors.

For example, with $5 of cash on the balance sheet, Dell has an enterprise value (market capitalization plus net debt) of only 4.4x EBITDA (earnings before interest, taxes, depreciation and amortization) while HP is trading at 7.0x. Dell’s direct-to-customer business model gives it a lower cost position and a distinct competitive advantage. As recently as 2005, Dell was trading at more than $40 a share and 20x future earnings. This past February, Dell’s shares traded at $7.84 and less than 7x future earnings. Since that remarkable low, Dell’s stock has rallied to $13.73 and now trades at 12.5x future earnings. Despite this big move, we believe the company still sells at a 44% discount to its intrinsic worth.

In the case of eBay, analysts have been narrowly focused on the company’s maturing growth and its stumbles in the fixed price market while ignoring its continued leadership in Internet auctions. Thus only 20% of analysts recommend the stock. Plus, eBay owns Paypal, which is the fastest growing credit payment system on the Internet and probably worth about $6 billion. The company also owns the Skype telecom network, which we value at $1 billion. The combined company has an enterprise value of $21 billion which implies its traditional marketplaces business is trading at less than 6x EBITDA. Considering the very attractive economics of the business, we think this is too cheap for this unique asset.

Our largest position, Johnson & Johnson (NYSE: JNJ), is perhaps our best example of independent thinking. As we write, there is no industry more out of favor than health care with Wall Street analysts currently predicting Washington legislation that will be detrimental to the industry. We believe that, despite the new legislation, spending on health care will actually grow from 15% of GDP to perhaps as much as 20% over time. While many think of J&J as a pharmaceutical company, it has a stable and growing consumer business representing 25% of sales with brands like Listerine, Tylenol and Johnson’s Baby Shampoo. About 36% of J&J’s sales come from medical products—like manufacturing the artificial hips and knees that a growing number of baby boomers need. At quarter end, J&J was trading at 12.1x forward earnings. The last time the stock traded at this low a multiple was during the 1994 health care reform scare. It is worth noting, in the five years following, J&J’s stock price surged from $10 to $50.

Comings and Goings

In the second quarter, we sold our remaining shares of UBS AG (NYSE: UBS) and added Merck & Co., Inc. (NYSE: MRK). Our ownership of UBS was a painful experience deserving of some explanation. In 2007, we became convinced a bubble was forming in the fixed income markets. As a result, we deliberately reduced our financial exposure to levels well below that of our benchmarks and peers. In the case of the financials we did hold, our focus on strong balance sheets and experienced management teams led us to stocks such as JPMorgan Chase & Co. (NYSE: JPM), Berkshire Hathaway Inc. (NYSE: BRK.B) and, regretfully, UBS. At the time, we believed UBS could withstand a financial storm. As the largest asset management firm in the world, the company usually attracted assets during rough times. We also believed UBS’s Triple A credit rating would hold it in better stead than its leveraged competitors if things deteriorated.

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While our overall outlook for financial stocks was right on, we got UBS very wrong. The fixed income bubble did pop. Highly leveraged companies like Bear Stearns and Lehman Brothers ran into trouble. Our avoidance of these stocks helped the Fund’s relative performance. Meanwhile, JPMorgan Chase and Berkshire Hathaway did outperform the market. In the end, our underweighting in financial stocks paired with our strong financial stock selection significantly helped our results during a very rocky period.

That said, UBS was a negative exception. Not only was the bank a casualty of the mortgage meltdown, unlike prior periods of market turmoil, the company’s asset management business suffered outflows as the company lost its reputation for conservative investing. Ultimately, we sold our shares of UBS this past April after the stock rallied from a low.

“At the end of the second
quarter...we are hitting the value,
growth and quality trifecta.”

Our newest holding, Merck has been driven down to a low P/E multiple (8.2x forward earnings) and a 31% discount to its private market value because of near-term headwinds. Merck’s stock price is depressed because of growing concerns about new health care regulations as well as upcoming patent expirations. When we initiated our position in May, we determined Merck’s stock price was equal to the present value of profits from all of its drugs sold today. In short, we were getting all of the drugs in Merck’s pipeline and future research and development (R&D) successes for free.

Outlook

We are extremely optimistic about the outlook for Ariel Focus Fund. Dislocations arising from unprecedented market volatility have enabled us to buy some of the world’s highest quality companies at some of the lowest valuations in the last 20 years. Usually there are tradeoffs in the investment world between value, growth and quality. At the end of the second quarter, however, we are hitting the value, growth and quality trifecta. Ariel Focus Fund was trading at a lower P/E multiple than its Russell 1000 Value benchmark (12.9x versus 13.2x), yet had a higher projected earnings per share growth rate (12.2% versus 7.5%). High quality holdings like Walt Disney Co. (NYSE: DIS), International Business Machines Corp. (NYSE: IBM), Aflac Inc. (NYSE: AFL) and Omnicom Group Inc. (NYSE: OMC) are all trading at or below 12.3x future earnings, which is well below the overall market as well as their historic multiples. By our calculations, the overall portfolio sells at a 37% discount to its private market value as of June 30. The Fund carries an average S&P Quality rating of A- compared to the Russell 1000 Value rating of B+. Ariel Focus Fund also has higher average interest coverage when compared to the benchmark—17.7x versus 6.3x—indicating stronger balance sheets with less debt. Both of us own a substantial amount of Ariel Focus Fund—indeed it is our single largest personal investment—a clear sign of our confidence and conviction.

We appreciate your consideration and the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy	Timothy Fidler
Co-Portfolio Manager	Co-Portfolio Manager

Quarterly Report June 30, 2009	Slow and Steady Wins the Race

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

COMPOSITION OF EQUITY HOLDINGS

	Ariel Focus Fund†	Russell 1000 Value Index	Russell 1000 Index	S&P 500 Index
Consumer discretionary & services	26.1%	9.5%	11.6%	11.1%
Financial services	18.9%	23.0%	14.6%	14.0%
Producer durables	18.9%	10.1%	10.4%	10.1%
Health care	18.8%	9.9%	13.6%	13.9%
Technology	9.7%	4.4%	16.8%	17.3%
Energy	7.6%	19.5%	12.0%	12.5%
Materials & processing	0.0%	3.8%	4.0%	3.5%
Consumer staples	0.0%	5.8%	9.6%	10.2%
Utilities	0.0%	14.0%	7.4%	7.4%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	98.1%
Cash, Other Assets & Liabilities	1.9%

Expense Ratio

Net	1.25	%*
Gross	1.61	%*

*As of 9/30/08 Ariel Investments, LLC, the Adviser to the Funds, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2010. After that date, there is no assurance that such expenses will be limited.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2009

	2nd Quarter	YTD	1 Year	3 Year	Life of Fund
Ariel Focus Fund	22.87%	4.10%	-26.10%	-9.44%	-6.12%
Russell 1000 Value Index	16.70%	-2.87%	-29.03%	-11.11%	-5.94%
Russell 1000 Index	16.50%	4.32%	-26.69%	-8.20%	-4.30%
S&P 500 Index	15.93%	3.16%	-26.21%	-8.22%	-4.43%

Past performance does not guarantee future results.

THE VALUE OF A $10,000 INVESTMENT IN ARIEL FOCUS FUND

	TOP TEN EQUTIY HOLDINGS

1	Johnson & Johnson	6.5%
	Diversified health care and consumer products company

2	Dell Inc.	6.1%
	Global computer and technology provider

3	Accenture Ltd	6.1%
	Global management consulting, technology services and outsourcing firm

4	eBay, Inc.	5.4%
	Leading provider of online market-place and eCommerce services

5	Omnicom Group Inc.	5.4%
	Global advertising and marketing services company

6	IMS Health Inc.	4.8%
	Provider of health care data

7	Tyco International Ltd.	4.6%
	Manufacturing conglomerate

8	Illinois Tool Works Inc.	4.5%
	Manufacturer of engineered products and specialty systems

9	Berkshire Hathaway Inc.	4.5%
	Global insurance and investment firm

10	Carnival Corp.	4.3%
	Worldwide cruise company

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 1000® Index measures the performance of large-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment.

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Ariel Focus Fund Schedule of Investments	June 30, 2009 (unaudited)

Number of Shares	COMMON STOCKS—98.05%		Cost	Market Value

	Consumer Discretionary & Services—25.58%
49,400	Carnival Corp.		$1,964,380	$1,273,038
93,000	eBay, Inc. (a)		1,761,168	1,593,090
49,600	Omnicom Group Inc.		2,048,518	1,566,368
36,500	Tiffany & Co	.	1,344,561	925,640
12,200	Toyota Motor Corp., ADR		1,077,755	921,466
51,900	Walt Disney Co.		1,393,306	1,210,827
			9,589,688	7,490,429
	Energy—7.43%
16,000	Exxon Mobil Corporation		1,214,908	1,118,560
19,700	Hess Corp.		1,035,772	1,058,875
			2,250,680	2,177,435
	Financial Services—18.56%
39,600	Aflac Inc.		1,621,040	1,231,164
34,300	American Express Company		1,009,745	797,132
451	Berkshire Hathaway Inc., Class B (a)		1,334,839	1,305,974
15,000	Franklin Resources, Inc.		1,312,108	1,080,150
29,900	JPMorgan Chase & Co	.	1,186,580	1,019,889
			6,464,312	5,434,309
	Health Care—18.46%
31,475	Covidien PLC		1,110,016	1,178,424
110,900	IMS Health Inc.		2,025,069	1,408,430
33,400	Johnson & Johnson		2,012,068	1,897,120
33,000	Merck & Co, Inc.	.	855,380	922,680
			6,002,533	5,406,654
	Producer Durables—18.51%
53,100	Accenture Ltd, Class A		1,423,132	1,776,726
35,600	Illinois Tool Works Inc.		1,729,124	1,329,304
51,675	Tyco International Ltd.		1,883,183	1,342,516
34,500	Waste Management, Inc.		850,446	971,520
			5,885,885	5,420,066
	Technology—9.51%
130,700	Dell Inc.(a)		2,665,546	1,794,511
9,500	International Business Machines Corp.		735,969	991,990
			3,401,515	2,786,501

	Total Common Stocks		33,594,613	28,715,394

Quarterly Report June 30, 2009	Over 25 years of patient investing

Ariel Focus Fund Schedule of Investments (continued)	June 30, 2009 (unaudited)

Principal Amount	REPURCHASE AGREEMENT—2.77%	Cost	Market Value

$810,928	Fixed Income Clearing Corporation, 0.00%, dated 6/30/2009, due 7/1/2009, repurchase price $810,928, (collateralized by Federal Home Loan Bank, 5.50%, due 7/15/2036)	$810,928	$810,928
	Total Investments—100.82%	$34,405,541	29,526,322
	Liabilities less Other Assets—(0.82%)		(240,869)
	NET ASSETS—100.00%		$29,285,453

(a) Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.

See Notes to Schedules of Investments.

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Ariel Focus Fund Statistical Summary (ARFFX)	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
Company	Ticker Symbol	Price 6/30/09	Low	High	2007 Actual Calendar	2008 Actual Calendar	2009 Estimated Calendar	2007 Actual P/E	2008 Actual P/E	2009 Estimated P/E	Market Cap. ($MM)

IMS Health Inc.	RX	12.70	9.63	23.74	1.60	1.77	1.74	7.9	7.2	7.3	2,308
Tiffany & Co.	TIF	25.36	16.70	45.80	2.42	1.74	1.58	10.5	14.6	16.1	3,146
Omnicom Group Inc.	OMC	31.58	20.09	45.06	2.95	3.17	2.63	10.7	10.0	12.0	9,708
Tyco International Ltd.	TYC	25.98	15.17	46.26	2.15	2.97	2.32	12.1	8.7	11.2	12,298
Waste Management, Inc.	WMI	28.16	22.10	38.00	2.25	2.21	2.03	12.5	12.7	13.9	13,853
Aflac Inc.	AFL	31.09	10.83	68.00	3.27	3.92	4.69	9.5	7.9	6.6	14,532
Franklin Resources, Inc.	BEN	72.01	37.11	109.00	6.93	5.72	3.10	10.4	12.6	23.2	16,707
Hess Corp.	HES	53.75	35.50	130.26	5.97	7.28	0.58	9.0	7.4	92.7	17,578
Illinois Tool Works Inc.	ITW	37.34	25.60	51.00	3.43	3.08	1.90	10.9	12.1	19.7	18,645
Covidien PLC	COV	37.44	27.27	57.00	2.72	2.98	2.88	13.8	12.6	13.0	18,869
Carnival Corp.	CCL	25.77	14.85	42.39	2.98	2.84	2.08	8.6	9.1	12.4	20,281
Accenture Ltd	ACN	33.46	25.05	43.04	1.97	2.65	2.61	17.0	12.6	12.8	20,537
eBay, Inc.	EBAY	17.13	9.91	29.13	1.53	1.71	1.46	11.2	10.0	11.7	22,037
Dell Inc.	DELL	13.73	7.84	26.04	1.31	1.35	1.01	10.5	10.2	13.6	26,787
American Express Company	AXP	23.24	9.71	42.50	3.39	2.43	0.94	6.9	9.6	24.7	27,144
Walt Disney Co.	DIS	23.33	15.14	34.85	2.01	2.10	1.78	11.6	11.1	13.1	42,454
Merck & Co., Inc.	MRK	27.96	20.05	38.90	3.30	3.52	3.30	8.5	7.9	8.5	58,958
Toyota Motor Corp.	TM	75.53	55.41	95.00	9.97	0.52	0.15	7.6	145.3	503.5	118,427
JPMorgan Chase & Co.	JPM	34.11	14.96	50.63	4.38	0.84	1.50	7.8	40.6	22.7	133,851
International Business Machines Corp.	IBM	104.42	69.50	130.93	7.13	8.89	9.70	14.6	11.7	10.8	137,980
Berkshire Hathaway Inc.	BRK.B	2895.73	2241.00	4700.00	207.73	207.40	205.63	13.9	14.0	14.1	139,680
Johnson & Johnson	JNJ	56.80	46.25	72.76	4.35	4.75	4.70	13.1	12.0	12.1	156,708
Exxon Mobil Corporation	XOM	69.91	56.51	89.63	7.28	8.47	4.35	9.6	8.3	16.1	341,161

Note: Holdings are as of June 30, 2009. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2009. P/E ratios are based on earnings stated and June 30, 2009 stock price.

Quarterly Report June 30, 2009	Over 25 years of patient investing

Company Spotlight

Merck & Co., Inc. (NYSE: MRK)

One Merck Drive

Whitehouse Station, NJ 08889

908.423.1000

merck.com

Formed 118 years ago, Merck & Company, Inc., held in Ariel Focus Fund, is a global pharmaceutical manufacturer. Its nearly $5 billion research budget is one of the largest in the industry. A few of Merck’s more popular products include Singulair (medication to prevent asthma attacks), Vytorin (used to treat high cholesterol), Gardasil (which is a vaccine for the HPV virus) and Januvia (which helps diabetics). Broadly speaking, the company focuses on Alzheimer’s, cardiovascular disease, diabetes, vaccines and cancer.

Out of Favor and Really Cheap

For almost two years, big pharmaceutical manufacturers have been market laggards. A lingering dark cloud stems from worries over patent expirations, potential Medicare and Medicaid reimbursement issues, and thin product pipelines. As contrarians, we believe Merck is addressing these issues head on. We also expect the company’s continued industry leadership to reward shareholders handsomely. The last time pharmaceutical manufacturers were this cheap was in 1994—the “Hillary Care” days when then-First Lady Hillary Clinton spearheaded a failed attempt at health care reform. During the five years following 1994, Merck shares grew five-fold.

Merck Is Taking Its Own Medicine

Merck has aggressively improved its once-weak product pipeline. Furthermore, unlike many other large pharmaceutical companies, Merck faces only two patent expirations through 2011. The company has 47 products in clinical trials, nine in the last stage. Merck’s current marketed products are worth nearly $32 per share, 14% more than its stock price at quarter-end. Think of it this way: investors are getting the profits from every new product Merck develops for free.

Joining Forces

Meanwhile, the company is merging with another pharmaceutical giant, Schering-Plough Corporation. The companies know each other well because they have a joint venture selling Vytorin and Zetia. Their product portfolios are highly complementary, and uniting will leverage the sales force, research expertise and underlying costs. The combined companies should generate $3.5 billion in cost savings annually. In addition, the combined company will broaden its product portfolio and bring key international markets together. The Schering-Plough pipeline is valuable, with 23 products in trials, eight in the final stage, plus four products awaiting approval by the FDA.

Health Care Reform

Current talk of government health care reform spooks the Street. And yet, big pharma has finally come to terms with the elevated health care costs within in the United States and the strain these costs are placing on patients. For the first time, the pharmaceutical industry is working concurrently with the administration to make pharmaceutical products more affordable. To that end, the industry recently agreed to halve some prices on brand-name prescriptions for Medicare patients. This could save patients an estimated $80 billion over a decade and is a win-win for all. The pharmaceutical manufacturers will give up a small amount of profit per prescription while increasing volumes sold.

We believe Wall Street has overly discounted the impact of health care reform and patent expiration concerns on Merck and believe the stock offers significant upside. As of June 30, 2009, the company traded at $27.96, a 31% discount to our private market value estimate of $40.32.

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Notes to Schedules of Investments	June 30, 2009 (unaudited)

Note One | Organization

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (the “Funds”) are series of the Trust. Ariel Fund and Ariel Appreciation Fund are diversified portfolios and Ariel Focus Fund is a non-diversified portfolio of the Trust.

Note Two | Significant accounting policies

The following is a summary of significant policies related to investments of the Funds.

FAS 157 – Effective October 1, 2008, the Funds have adopted the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1– quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the funds’ investments carried at market value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

Level 1	$1,211,628,309	$941,937,295	$28,715,394
Level 2	7,766,691	7,050,062	810,928
Level 3	—	—	—
Market Value at 6/30/09	$1,219,395,000	$948,987,357	$29,526,322

As of June 30, 2009 all Level 2 securities held are repurchase agreements, see Schedule of Investments.

Investment valuation – Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask price.

Debt obligations having a maturity of 60 days or less are valued at amortized cost which approximates market value. Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Repurchase agreements – The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Securities transactions – Securities transactions are accounted for on a trade date basis.

Note Three | Transactions with affiliated companies

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the nine months ended June 30, 2009, with affiliated companies:

	Share Activity				Nine Months Ended June 30, 2009
Security Name	Balance September 30, 2008	Purchases	Sales	Balance June 30, 2009	Market Value	Dividends Credited to Income	Amount of Loss Realized on Sale of Shares
ACCO Brands Corp. *	3,432,000	—	3,432,000	—	$—	$—	$(73,938,570)
Interface, Inc.	2,797,400	480,900	35,242	3,243,058	20,106,960	98,853	(171,452)
					$20,106,960	$98,853	$(74,110,022)

* No longer an affiliated company.

Quarterly Report June 30, 2009	Slow and Steady Wins the Race

BOARD of TRUSTEES

CHAIRMAN EMERITUS
(has no trustee duties or responsibilities)

BERT N. MITCHELL, CPA

Chairman and Chief Executive Officer, Mitchell & Titus, LLP

* Independent Trustee

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Slow and Steady Wins the Race

ARIEL INVESTMENT TRUST

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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